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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 2001


                        COMMISSION FILE NUMBER: 000-21729


                               THE VIALINK COMPANY
                         (Name of Issuer in its Charter)


                 DELAWARE                             73-1247666
       (State of Other Jurisdiction                (I.R.S. Employer
       Incorporation or Organization)              Identification No.)


        13155 NOEL ROAD, SUITE 800
               DALLAS, TEXAS                             75240
  (Address of Principal Executive Offices)             (Zip Code)



                   COMPANY'S TELEPHONE NUMBER: (972) 934-5500

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ITEM 5. OTHER EVENTS.

         Press release announcing chief executive officer resignation and appointment of interim chief executive officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1 Press release announcing chief executive officer resignation and appointment of interim chief executive officer.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE VIALINK COMPANY
                                                  (Registrant)


                                              By:     /s/ William P. Creasman
                                                 -------------------------------
                                                          William P. Creasman
                                                        Chief Financial Officer


Date: September 6, 2001




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                                  EXHIBIT INDEX

 EXHIBIT
  NUMBER                DESCRIPTION
 --------               -----------
   99.1      - Press release announcing chief executive officer
               resignation and appointment of interim chief
               executive officer.